UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 8, 2007 (June 7, 2007)

ALSERES PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-6533	87-0277826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
85 Main Street, Hopkinton, Massachusetts 01748
(Address of principal executive offices and zip code)
(508) 497-2360
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
     On June 7, 2007, at the Annual Meeting of Stockholders of Alseres Pharmaceuticals, Inc., a Delaware corporation, its stockholders approved an amendment to the 2005 Stock Incentive Plan (the “Plan”), increasing the number of shares of common stock reserved for issuance under the Plan to 2,650,000 (the “Amendment”). The Amendment, as approved by the Board of Directors, was attached as Appendix A to the proxy statement filed with the Securities and Exchange Commission on April 30, 2007. A summary of the Amendment and the Plan’s terms was provided in such proxy statement and is incorporated herein by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alseres Pharmaceuticals, Inc.
Date: June 8, 2007	By:	/s/ Kenneth L. Rice, Jr.
Kenneth L. Rice, Jr.
Executive Vice President, Finance and Administration and Chief Financial Officer